Exhibit 10.2

Execution Version

TENTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of October 19, 2020

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A. and

BMO HARRIS BANK, N.A.

as Syndication Agents,

CITIBANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

ROYAL BANK OF CANADA and U.S. BANK NATIONAL ASSOCIATION

as Documentation Agents,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this “Tenth Amendment”) dated as of October 19, 2020, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of October 28, 2016 made by the Borrower and each of the other Grantors party thereto in favor of the Administrative Agent (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Guaranty Agreement”).

C. The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Tenth Amendment.

D. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Tenth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Tenth Amendment. Unless otherwise indicated, all section references in this Tenth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Aggregate Elected Borrowing Base Commitments” means (a) on the Tenth Amendment Effective Date, $1,100,000,000, and (b) at any time thereafter, an amount determined in accordance with Section 2.07(h).

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“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Tenth Amendment” means that certain Tenth Amendment to Credit Agreement, dated as of October 19, 2020, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Tenth Amendment Effective Date” has the meaning assigned to such term in the Tenth Amendment.

2.2 Amendment to Section 9.18. Section 9.18 is hereby amended replacing each reference to the phrase “entered into by the Borrower in respect of” contained therein with the phrase “entered into by the Borrower or any Restricted Subsidiary in respect of”.

2.3 Amendment to Section 12.06(a). Section 12.06(a) is hereby amended and restated in its entirety to read as follows:

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any notices delivered under this Agreement, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature of this Agreement or any notice delivered to the Administrative Agent under this Agreement.

Section 3. Conditions of Effectiveness. This Tenth Amendment will become effective on the date on which each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Tenth Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Tenth Amendment signed on behalf of such Person.

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3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Tenth Amendment Effective Date, including all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including reasonable and documented out-of-pocket fees and expenses invoiced by Paul Hastings LLP at least two (2) Business Days prior to the Tenth Amendment Effective Date).

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent shall, and is hereby authorized and directed to, declare this Tenth Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Increase in Aggregate Elected Borrowing Base Commitments; Reallocation of Commitments and Aggregate Maximum Credit Amounts.

4.1 The Borrower has informed the Lenders that it desires to increase the Aggregate Elected Borrowing Base Commitments. Each of the Lenders (other than Frost Bank, a Texas State Bank (“Frost Bank”), BOKF NA dba Bank of Texas; BBVA USA, and Morgan Stanley Bank, N.A.) has agreed to increase its Commitment under the Credit Agreement (such Lenders, the “Increasing Lenders”). Frost Bank has agreed to reduce its Commitment under the Credit Agreement.

4.2 Effective as of the Tenth Amendment Effective Date:

(a) the Commitment of each Increasing Lender shall increase as follows:

Lender	Existing Commitment	New Commitment
Wells Fargo Bank, National Association	$120,000,000.00	$121,000,000.00
BMO Harris Bank, N.A.	$110,000,000.00	$111,000,000.00
JPMorgan Chase Bank, N.A.	$110,000,000.00	$111,000,000.00
Citibank, N.A.	$78,750,000.00	$80,000,000.00
Credit Suisse AG, Cayman Islands Branch	$78,750,000.00	$80,000,000.00
Royal Bank of Canada	$78,750,000.00	$80,000,000.00
U.S. Bank National Association	$78,750,000.00	$80,000,000.00
The Bank of Nova Scotia, Houston Branch	$64,000,000.00	$72,000,000.00
Canadian Imperial Bank of Commerce-New York Branch	$61,750,000.00	$70,000,000.00
PNC Bank, National Association	$50,000,000.00	$53,000,000.00
Morgan Stanley Senior Funding, Inc.	$30,413,043.48	$32,413,043.48

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(b) Frost Bank’s Commitment under the Credit Agreement shall be reduced from $48,500,000.00 to $44,250,000.00; and

(c) The Aggregate Maximum Credit Amounts of the Lenders will be reallocated so that after giving effect to the increase to the Aggregate Elected Borrowing Base Commitments, each Lender will hold a Maximum Credit Amount equal to such Lender’s portion of the Aggregate Elected Borrowing Base Commitments. With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of an Assignment and Assumption. Notwithstanding Section 12.04(b)(ii) of the Credit Agreement, no Person shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Tenth Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(iv) of the Credit Agreement, including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement. If on the Tenth Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02 of the Credit Agreement, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph. On the Tenth Amendment Effective Date, immediately after giving effect to such reallocations, (1) Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached to this Tenth Amendment (the “Amended and Restated Annex I”) and (2) the Maximum Credit Amount and Commitment of each Lender shall be as set forth on the Amended and Restated Annex I.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Tenth Amendment, shall remain in full force and effect following the effectiveness of this Tenth Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Tenth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Tenth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Tenth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Tenth Amendment: (i) all of the representations and

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warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

5.3 Counterparts. This Tenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Tenth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Tenth Amendment. This Tenth Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature of this Tenth Amendment.

5.4 NO ORAL AGREEMENT. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 GOVERNING LAW. THIS TENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6 Loan Document. This Tenth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.7 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Tenth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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5.8 Severability. Any provision of this Tenth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9 Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

PEI:	PARSLEY ENERGY, INC.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P.

BY: PARSLEY GP, LLC, its general partner

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Tenth Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY ADMINISTRATION, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Tenth Amendment Signature Page]

GUARANTOR:	PARSLEY DE LONE STAR LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY DE OPERATING LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY VERITAS ENERGY PARTNERS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY NOVUS LAND SERVICES LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Tenth Amendment Signature Page]

GUARANTOR:	JAGGED PEAK ENERGY LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY SODE WATER LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Tenth Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Anca Loghin
	Name:	Anca Loghin
	Title:	Authorized Officer

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Director

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Julie Lilienfeld
	Name:	Julie Lilienfeld
	Title:	Authorized Signatory

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ Julie Lilienfeld
	Name:	Julie Lilienfeld
	Title:	Authorized Signatory

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Jessica Gavarkos
	Name:	Jessica Gavarkos
	Title:	Authorized Signatory

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Clayton W. Williford
	Name:	Clayton W. Williford
	Title:	Assistant Vice President

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Grace Garcia
	Name:	Grace Garcia
	Title:	Authorized Signatory

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Bruce Hernandez
	Name:	Bruce Hernandez
	Title:	Senior Vice President

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

	By:	/s/ Scott Nickel
	Name:	Scott Nickel
	Title:	Director

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	BBVA USA

	By:	/s/ Julia Barnhill
	Name:	Julia Barnhill
	Title:	Vice President

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK BRANCH

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

	By:	/s/ Scott W. Danvers
	Name:	Scott W. Danvers
	Title:	Authorized Signatory

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	CITIBANK, N.A.

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

[Parsley Energy, LLC - Tenth Amendment Signature Page]

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Molly Schultz
	Name:	Molly Schultz
	Title:	Assistant Vice President

[Parsley Energy, LLC - Tenth Amendment Signature Page]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	11.000000000%	$550,000,000.00
BMO Harris Bank, N.A.	10.090909091%	$504,545,454.55
JPMorgan Chase Bank, N.A.	10.090909091%	$504,545,454.55
Citibank, N.A.	7.272727273%	$363,636,363.65
Credit Suisse AG, Cayman Islands Branch	7.272727273%	$363,636,363.65
Royal Bank of Canada	7.272727273%	$363,636,363.65
U.S. Bank National Association	7.272727273%	$363,636,363.65
The Bank of Nova Scotia, Houston Branch	6.545454545%	$327,272,727.25
Canadian Imperial Bank of Commerce-New York Branch	6.363636364%	$318,181,818.20
BBVA USA	5.818181818%	$290,909,090.90
BOKF NA dba Bank of Texas	5.613636364%	$280,681,818.20
PNC Bank, National Association	4.818181818%	$240,909,090.90
Frost Bank, a Texas State Bank	4.022727273%	$201,136,363.65
Morgan Stanley Bank, N.A.	3.598814228%	$179,940,711.40
Morgan Stanley Senior Funding, Inc.	2.946640316%	$147,332,015.80

TOTAL	100.0000000000%	$5,000,000,000.00

Annex I